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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report  September 13, 2002
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                                Orthometrix, Inc.
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             (Exact name of Registrant as Specified in Its Charter)


          Delaware                    0-26206                    06-1387931
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(State or Other Jurisdiction      (Commission File            (I.R.S. Employer
of Incorporation)                     Number)                Identification No.)


106 Corporate Park Drive, Suite 106
           White Plains, NY                                         10604
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's Telephone Number, Including Area Code:              (914) 694-2285
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Former Name or Former Address, if Changed Since Last Report.





Total number of pages in report: 3







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ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

              On September 13, 2002, the Registrant's Board of Directors approved the appointment of Neil Koenig as Chief Financial Officer of the Registrant. Effective with the appointment, Imowitz Koenig & Co., LLP has resigned as the Registrant's independent accountant, since Mr. Koenig's appointment as Chief Financial Officer creates a lack of independence between the Registrant and Imowitz Koenig & Co., LLP. Imowitz Koenig & Co., LLP had been engaged as the Registrant's independent accountants since January 29, 2002, when it replaced Deloitte & Touche LLP as the Registrant's independent accountants. See Registrant's Form 8-K filed with the Commission on February 5, 2002 (Commission File No. 0-26206).

              The report of Imowitz Koenig & Co., LLP on the financial statements of the Registrant for the fiscal year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and other than raising substantial doubt about the Registrant's ability to continue as a going concern was not otherwise qualified or modified as to uncertainty, audit scope or accounting principles, during the period of its engagement or the interim period to the date of resignation. Similarly, the reports of Deloitte & Touche LLP on the financial statements of the Registrant contained no adverse opinions or disclaimers of opinion, and, other than raising substantial doubt about the Registrant's ability to continue as a going concern for the fiscal year ended December 31, 2000, were not modified as to uncertainty, audit scope, or accounting principles during the two fiscal years ended December 31, 2000 and 1999 or the interim period to January 29, 2002, the date of dismissal.

              In connection with the audits of the Registrant's financial statements for the fiscal years ended December 31, 2001 and December 31, 2000, and in the subsequent interim period preceding the resignation, there were no disagreements with either Imowitz Koenig & Co., LLP or Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of either Imowitz Koenig & Co., LLP or Deloitte & Touche LLP that would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

              In connection with the audits of the Registrant's financial statements for the fiscal years ended December 31, 2001 and 2000, and through the subsequent interim period prior to September 13, 2002, preceding the resignation, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.


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ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT (CONTINUED)

              The Registrant has provided Imowitz Koenig & Co., LLP with a copy of the disclosures which the Registrant is making in this item 4 and has requested that Imowitz Koenig & Co., LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated September 13, 2002 is filed as Exhibit 16.1 to this Form 8-K.

              On September 13, 2002, the Registrant's Board of Directors approved the appointment of Radin, Glass & Co., LLP as its independent accountant for the Registrant. The Registrant has not consulted with Radin, Glass & Co., LLP during the previous two fiscal years and the interim periods to date on any matters which were the subject of any disagreement or with respect to any "reportable event" as is defined in Item 304 of Regulation S-K or the type of audit opinion which might be rendered on the Registrant's financial statements.

ITEM 7.       EXHIBITS

              16 Letter of Deloitte & Touche LLP dated February 6, 2002 agreeing with the statements made in the Form 8-K filed on February 5, 2002, was previously filed in the amendment to the Form 8-K dated February 21, 2002, Commission File No. 0-26206, EDGAR Accession Number 0000898432-02-000152;
                    incorporated herein by reference.

              16.1 Letter of Imowitz Koenig & Co., LLP dated September 13, 2002 agreeing with statements made in this Form 8-K.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        Orthometrix, Inc.
                                                   ---------------------------
                                                           (Registrant)


Date:    September 13, 2002                            By:  /s/ Reynald Bonmati
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                                                            Reynald Bonmati
                                                            President